Leases (Tables)	12 Months Ended
Dec. 31, 2025
Leases [Abstract]
Future Minimum Time-Charter Receipts
Future minimum time-charter receipts of the Company’s vessels in operation as of December 31, 2025, based on commitments relating to its non-cancellable time charter contracts as of December 31, 2025, are as follows:

Year ending December 31,	Time Charter receipts
2026	22,666
2027	21,950
2028	21,952
2029	21,892
2030 and thereafter	18,894
Total	107,354